EXHIBIT 10.21

[ENGLISH TRANSLATION ONLY FOR CONVENIENCE.

NOT AN OFFICIAL TRANSLATION.]

Labor Contract

(Non-fixed term)

This Agreement is made and entered into this 1st day of January in the year of 2013 by and between Beijing Zhongtulian Culture & Education Development Centre hereinafter referred to as “Part A”), and Ren Xiaoheng (hereinafter referred to as “Part B” ).

Supervised by Beijing Labor and Social Security Bureau

1

[ENGLISH TRANSLATION ONLY FOR CONVENIENCE.

NOT AN OFFICIAL TRANSLATION.]

In accordance with the Labor Law of the People’s Republic of China, the Labor Contract Law of the People’s Republic of China and relevant existing laws and regulations, Party A and Party B enter into this Contract through equal consultation and shall be bound by the provisions stipulated in this Contact.

I. Basic Information of the Parties

Article 1 Part A

Name:	Beijing Zhongtulian Culture & Education Development Centre

Legal Representative (main principal) or Authorized Agent:	Li Weifu

Registered Address:	Shilong Economic Development Zone, Mentougou District, Beijing
Business Address:	the same as above

Article 2 Part B

Name:	Ren Xiaoheng
Gender:	female

Household Registration (Non-agriculture or Agriculture):	Non-agriculture

Identity Card Number:	110102196309291127

Or other valid identification documents type:	/ No. /

Working for Part A commences on the 12th day of August in the year of 1998

Home Address:	Room 804, Building No. 5, 54 East 3rd Ring Road (South),
	Chaoyang District, Beijing	ZIP Code

Residential Address in Beijing:	ZIP Code

Permanent Household Address:	Room 804, Building No. 5, 54 East 3rd Ring Road (South),
Chaoyang District, Beijing

2

[ENGLISH TRANSLATION ONLY FOR CONVENIENCE.

NOT AN OFFICIAL TRANSLATION.]

II. Term of Contract

Article 3 This Contract is a non-fixed-term contract.

This Contract is effective from January 1, 2013, and the probation period expires on      /     ,/     .

III. Working Contents, Place of Work

Article 4 Part B agrees to hold the post of Deputy General Manager according to Part A’s requirements.

Article 5 Part B’s place or area of work is at Beijing, Shenzhen, Dongguan based on the post Part A provides.

Article 6 Part B shall achieve the standards set forth in the post responsibilities required by Part A.

IV. Working Hours, Break and Leave

Article 7 Part B shall follow standard working hour system arranged by Part A.

If standard working hour system is applied, the working hour per day shall not exceed 8 hours, and the total working hour per week shall not exceed 40 hours. Weekly rest days are Saturday and Sunday.

Integrated working hour system or irregular working hour system may be applied after Part A obtains the administrative permission for special working hour system from the administrative department of labor.

Article 8 Part A shall apply the holiday system of paid annual leave implemented under national regulations and provisions.

V. Remuneration

Article 9 Part A shall pay the wage before the 10th day of each month and Party A promises to pay the wage to Party B in cash on a monthly basis. Party B’s monthly salary is RMB 19,000Yuan or may be performed as per the standard salary system (structure salary) inclusive of performance salary set by Part A .

Part B’s wage within the probation period is RMB             /                    .

Part A and Part B agree that the wage shall be paid in cash or in form of passbook.

Article 10 If the work tasks provided by Part A are insufficient for Part B which leads to Part B’s awaiting for work, Part A shall pay Part B the monthly living wage of        /         or no less than 80% of the minimum wage in Beijing.

3

[ENGLISH TRANSLATION ONLY FOR CONVENIENCE.

NOT AN OFFICIAL TRANSLATION.]

VI. Social Insurance and Other Insurances and Benefits

Article 11 Both Party A and Party B shall pay the social insurance according to related regulations of the State and Beijing government. Part A shall apply for the social insurance for Party B and take social insurance responsibility.

Article 12 In case of illness or non-work-related injury, Party B's medical treatment shall be implemented according to related provisions of the State and Beijing government. Part A shall offer Part B a sick pay of no less than 80% of the minimum wage in Beijing.

Article 13 In case of occupational disease or work-related injury, Party B's treatment shall be implemented according to related provisions of the State and Beijing government.

Article 14 Part A shall provide following benefits to Part B:                 /                                     .

VII. Labor Protection, Labor Conditions and Protection from Occupational Hazards

Article 15 Part A shall provide necessary preventive measures and equipments based on Party B’s position and responsibilities in accordance with relevant labor safety and health protection laws and regulations.

Article 16 Part A shall establish a safety production system in accordance with relevant laws and regulations of the State; Part B shall strictly follow the labor safety system, and be forbidden to operate against rules in order to avoid accidents during the work and reduce occupational hazards.

Article 17 Part A shall establish and improve the liability system for occupational diseases prevention, strengthen the management of occupational diseases prevention and improve the prevention and treatment.

VIII. Cancellation and Termination of the Contract, Economic Compensation

Article 18 Cancellation, termination and renewal of the Contract shall be implemented in accordance with the Labor Contract Law of the People’s Republic of China and related regulations of the State and Beijing government.

Article 19 In case of cancellation or termination of the Contract, Part A shall provide relevant certificates regarding such cancellation or termination and be responsible for the transfer of personal files and social security for Part B within fifteen (15) days.

Article 20 Part B shall carry out work handover as agreed to by both parties; in case the economic compensation is required, related payment shall be made during the handover.

4

[ENGLISH TRANSLATION ONLY FOR CONVENIENCE.

NOT AN OFFICIAL TRANSLATION.]

IX. Other Terms Agreed to by the Parties

Article 21 The added contents to this Contract agreed to by both parties are as follows:

Part A shall withhold individual income tax for Part B; Part B shall perform its obligations regarding company confidentiality, and shall bear the compensation liability for breach of such obligation.

X. Labor Dispute and Miscellaneous

Article 22 In case of any dispute in connection to or arising from the execution of this Contract, the parties hereto may apply to the labor dispute mediation committee where Part A is located for mediation; In case such mediation fails, either party or both parties may directly apply to the labor dispute arbitration committee for arbitration.

Article 23 Annexes of the Contract

Employee Handbook

Article 24 In case of any matters not covered herein or any article in this Contract irreconcilable with future laws and regulations of the State and Beijing government, related laws and regulations shall prevail.

Article 25 This Contract is made out in duplicate, and Party A and Party B shall hold one (1) copy each.

Party A (Seal)	Party B (Signature or Seal):

Legal Representative (main principal)

or Authorized Agent (Signature or Seal)

Date of signing: January 1, 2013

5

[ENGLISH TRANSLATION ONLY FOR CONVENIENCE.

NOT AN OFFICIAL TRANSLATION.]

Amendment to the Contract

The following amendment is made to this contract upon voluntary negotiation between Party A and Party B:

1. Refer to Article 4, Part B’s post of Deputy General Manager is changed to General Manager.

2. Refer to Article 9, Party B’s monthly salary RMB 19,000Yuan is changed to RMB 45,000 Yuan.

3. The above amendments are valid from January 1, 2014.

Party A (Seal)	Party B (Signature or Seal):

Legal Representative (main principal)

or Authorized Agent (Signature or Seal)

Date

6

[ENGLISH TRANSLATION ONLY FOR CONVENIENCE.

NOT AN OFFICIAL TRANSLATION.]

Instructions

1.	This contract model can be used as labor contract between the employer and the employee.
2.	Both parties shall reach agreement on parts of this contract model through consultation and fill in corresponding blank space.

Upon signing, Part A shall affix the official seal, and legal representative or main principal shall affix the signature or seal in person.

3.	Added terms agreed to by both parties through consultation, shall be listed to Article 21 herein.
4.	More sheets may be appended if needed for other contents and amendment agreed to by the parties.
5.	This contract shall be filled out with fountain pen; clear writing, concise and accurate texts are required; any alteration shall not be allowed.
6.	This contract is made out in duplicate, Party A and Party B shall hold one (1) copy each, and the one for Part B shall not be retained by Part A.

Date: November, 2007

7